Exhibit 99.1

Webcast: Today, August 7, 2015 at 10:00 a.m. ET

www.bbgi.com

Replay information provided below

News Announcement	For Immediate Release

CONTACT:
B. Caroline Beasley, Chief Financial Officer	Joseph N. Jaffoni
Beasley Broadcast Group, Inc.	JCIR
239/263-5000; email@bbgi.com	212/835-8500 or bbgi@jcir.com

BEASLEY BROADCAST GROUP REPORTS SECOND QUARTER NET REVENUE

OF $27.0 MILLION COMPARED TO REPORTED NET REVENUE OF

$25.9 MILLION IN COMPARABLE YEAR-AGO PERIOD

NAPLES, Florida, August 7, 2015 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley,” “Beasley Broadcast” or the “Company”), a large- and mid-size market radio broadcaster, today announced operating results for the three month period ended June 30, 2015.

On December 1, 2014 the Company completed an Asset Exchange with CBS Radio Stations Inc. (CBS Radio) whereby Beasley exchanged a total of five radio stations in the Philadelphia and Miami-Fort Lauderdale markets for a total of fourteen CBS Radio stations in the Tampa-St. Petersburg, Charlotte and Philadelphia markets. As a result of the transaction, in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company is required to report the five stations that CBS Radio received under “discontinued operations” for the 2014 second quarter, despite having operated them through November. The table below summarizes the results of continuing and discontinued operations for the three and six month periods ended June 30, 2015 and 2014.

Summary of Second Quarter Results

In millions, except per share data	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Continuing Operations
Net revenue	$27.0	$14.1	$51.3	$27.1
Station operating income (SOI) (non-GAAP)	8.3	5.1	14.7	8.4
Operating income	5.1	2.3	7.7	2.9
Income (1)	2.5	0.7	3.8	(0.9)
Income (loss) per diluted share (1)	$0.11	$0.03	$0.17	$(0.04)

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Beasley Broadcast Group, 8/7/15	page 2

In millions, except per share data	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	2015	2014
Discontinued Operations
Net revenue	$—	$11.7	$—	$23.0
Station operating income (SOI) (non-GAAP)	—	4.4	—	8.2
Operating income	—	4.3	—	7.9
Income	—	2.4	—	4.6
Income per diluted share	$—	$0.10	$—	$0.20
Combined Operations (continuing and discontinued operations) (non-GAAP)
Net revenue	$27.0	$25.9	$51.3	$50.1
Station operating income (SOI)	8.3	9.5	14.7	16.6
Operating income	5.1	6.5	7.7	10.8
Net income (1)	2.5	3.0	3.8	3.7
Net income per diluted share attributable to Beasley Broadcast shareholders (1)	$0.11	$0.13	$0.17	$0.16

(1)	Net income and net income per diluted share from continuing operations for the six month period ended June 30, 2015 include a $0.4 million benefit from insurance proceeds related to a damaged radio tower in Augusta, Georgia.

Please refer to the “Calculation of SOI” and “Reconciliation of SOI to Net Income” tables at the end of this announcement for a discussion regarding SOI calculations. “Continuing & Discontinued Operations” is the sum of Continuing Operations and Discontinued Operations. Please refer to the “Pro Forma” and “Reconciliation of Pro Forma SOI to Net Income” tables at the end of this announcement for a discussion regarding our pro forma results.

Commenting on the results, George G. Beasley, Chairman and Chief Executive Officer, said, “Our reported second quarter results reflect a continuation of recent overall industry and market trends. On a pro forma basis, second quarter net revenue decreased 6.0% while SOI declined 8.4%. The decline in pro forma revenue is primarily attributable to overall weakness in Charlotte, Las Vegas and Wilmington which resulted in reduced operating leverage and ultimately impacted SOI. However we were able to partially offset the revenue decline through cost reductions that resulted in a 4.9% or $1.0 million reduction in station operating expenses.

“We also made further progress on our debt reduction efforts during the quarter, while continuing our commitment to return capital to shareholders. During the second quarter we made credit facility repayments totaling $3.0 million, reduced borrowings to $93.2 million at June 30, 2015 and declared our seventh consecutive quarterly cash dividend.

“The station exchange completed in late 2014 substantially broadened and diversified our local radio and marketing solutions platform. Since closing, we have been initiating strategies to extract operating and financial synergies from this exchange. We are actively implementing integration, cost efficiency and operating plans while remaining true to our value proposition by focusing on targeted localism and delivering quality programming, effective online marketing solutions and dedicated service to listeners and advertisers in these markets.

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Beasley Broadcast Group, 8/7/15	page 3

“Looking forward, we remain focused on operating our station clusters to match or exceed their market’s revenue performance while further strengthening our balance sheet. We believe our integration, programming, personnel, cost-efficiency and operating changes are now showing progress and are expected to benefit future periods’ results which will support our goals for growth and the enhancement of shareholder value.”

Webcast Information

The Company will host a webcast today, August 7, 2015, at 10:00 a.m. ET to discuss its financial results and operations. Interested parties may access the webcast at the Company’s web site at www.bbgi.com. Following its completion, a replay of the webcast can be accessed for five days on the Company’s web site, www.bbgi.com.

About Beasley Broadcast Group:

Founded in 1961, Beasley Broadcast Group, Inc., www.bbgi.com, is a radio broadcasting company that owns and operates 53 stations (34 FM and 19 AM) located in twelve large- and mid-size markets in the United States.

Definitions

Combined operations (non-GAAP) consists of continuing operations and discontinued operations and financial metrics presented as combined operations are calculated by adding together the respective continuing operations and discontinued operations financial metric being presented. Station Operating Income (SOI) consists of net revenue less station operating expenses. We define station operating expenses as cost of services and selling, general and administrative expenses.

Pro forma results, as presented herein, assume the asset exchange occurred on January 1, 2014. For the three and six months ended June 30, 2014, pro forma results include revenue and expenses from the fourteen stations we received in the asset exchange with CBS Radio located in the Tampa-St. Petersburg, Charlotte, and Philadelphia markets.

SOI, SOI from continuing operations, SOI from discontinued operations, and SOI from combined operations are financial measures of performance that are not calculated in accordance with GAAP. We use these non-GAAP financial measures for internal budgeting purposes. We also use SOI to make decisions as to the acquisition and disposition of radio stations. SOI, SOI from continuing operations, SOI from discontinued operations and SOI from combined operations exclude corporate-level costs and expenses and depreciation and amortization, which may be material to an assessment of the Company’s overall operating performance. Management compensates for this limitation by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of the Company’s operating performance. Moreover, the corresponding amounts of the non-cash and corporate-level costs and expenses excluded from the calculation are available to investors as they are presented on our statements of operations contained in our periodic reports filed with the Securities and Exchange Commission (SEC).

SOI is a measure widely used in the radio broadcast industry. The Company recognizes that because SOI is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that SOI provides meaningful information to investors because it is an important measure of how effectively we operate our business (i.e., operate radio stations) and assists investors in comparing our operating performance with that of other radio companies.

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Beasley Broadcast Group, 8/7/15	page 4

Note Regarding Forward-Looking Statements:

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “may,” “could,” “will,” “expects,” “anticipates,” “intends,” “continue,” “looking forward,” “plans,” “believes,” “estimates” and similar expressions or the negative of these terms or other comparable terminology are intended to identify such forward-looking statements. Key risks are described in our reports filed with the SEC including in our Annual Report on Form 10-K for the year ended December 31, 2014. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including: risks that the stations acquired in the asset exchange with CBS Radio will not be integrated successfully or that the combined company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integrating the stations acquired in the asset exchange with CBS Radio; external economic forces that could have a material adverse impact on our advertising revenues and results of operations; our radio stations may not be able to compete effectively in their respective markets for advertising revenues; we may not remain competitive if we do not respond to changes in technology, standards and services that affect our industry; our substantial debt levels; and, the loss of key personnel. Our actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our SEC filings, including but not limited to Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, copies of which can be obtained from the SEC, www.sec.gov, or our website, www.bbgi.com. All information in this release is as of August 7, 2015, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations.

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Beasley Broadcast Group, 8/7/15	page 5

BEASLEY BROADCAST GROUP, INC.

Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Net revenue	$27,024,338	$14,140,994	$51,275,177	$27,096,423

Operating expenses:
Station operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below) (2)	18,741,666	9,060,888	36,555,614	18,668,505
Corporate general and administrative expenses (including stock-based compensation) (3)	2,302,888	2,342,619	4,742,035	4,617,623
Radio station exchange transaction cost	46,155	—	349,917	—
Depreciation and amortization	839,874	477,230	1,958,727	943,969

Total operating expenses	21,930,583	11,880,737	43,606,293	24,230,097
Operating income	5,093,755	2,260,257	7,668,884	2,866,326
Non-operating income (expense):
Interest expense	(941,003)	(1,100,089)	(1,889,009)	(2,323,804)
Loss on extinguishment of long-term debt	—	(23,599)	—	(23,599)
Other income (expense), net	18,694	17,984	490,499	41,023

Income from continuing operations before income taxes	4,171,446	1,154,553	6,270,374	559,946
Income tax expense	1,639,404	504,429	2,439,948	1,425,539

Income (loss) from continuing operations	2,532,042	650,124	3,830,426	(865,593)
Income from discontinued operations (net of income taxes)	—	2,371,165	—	4,569,754

Net income	$2,532,042	$3,021,289	$3,830,426	$3,704,161

Basic and diluted net income (loss) per share:
Continuing operations	$0.11	$0.03	$0.17	$(0.04)

Discontinued operations	$—	$0.10	$—	$0.20

Net income per share	$0.11	$0.13	$0.17	$0.16

Basic common shares outstanding	22,918,837	22,818,398	22,899,865	22,800,628

Diluted common shares outstanding	22,967,632	22,879,408	22,953,927	22,877,921

(1)	We refer to “Cost of services,” and “Selling, general and administrative” together as “station operating expenses” for the “Calculation of SOI” and “Reconciliation of SOI to Net Income” below.
(2)	Includes stock-based compensation of $41,791 and $51,611 for the three months ended June 30, 2015 and 2014, respectively and $83,582 and $128,754 for the six months ended June 30, 2015 and 2014, respectively.
(3)	Includes stock-based compensation of $230,207 and $316,615 for the three months ended June 30, 2015 and 2014, respectively and $558,298 and $593,519 for the six months ended June 30, 2015 and 2014, respectively.

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Beasley Broadcast Group, 8/7/15	page 6

Selected Balance Sheet Data – Unaudited

(in thousands)

	June 30, 2015	December 31, 2014
Cash and cash equivalents	$11,571	$14,259
Working capital	23,935	21,511
Total assets	315,492	315,967
Long term debt, net of current portion	92,025	94,581
Stockholders’ equity	$132,622	$130,542

Selected Statement of Cash Flows Data – Unaudited

	Six months Ended June 30,
	2015	2014
Net cash provided by operating activities	$5,484,700	$6,967,858
Net cash used in investing activities	(1,217,294)	(1,857,073)
Net cash used in financing activities	(6,955,843)	(7,318,347)

Net decrease in cash and cash equivalents	$(2,688,437)	$(2,207,562)

Calculation of SOI – Unaudited

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net revenue	$27,024,338	$14,140,994	$51,275,177	$27,096,423
Station operating expenses	(18,741,666)	(9,060,888)	(36,555,614)	(18,668,505)

SOI	$8,282,672	$5,080,106	$14,719,563	$8,427,918

Reconciliation of SOI to Net Income – Unaudited

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
SOI	$8,282,672	$5,080,106	$14,719,563	$8,427,918
Corporate general and administrative expenses	(2,302,888)	(2,342,619)	(4,742,035)	(4,617,623)
Radio station exchange transaction costs	(46,155)	—	(349,917)	—
Depreciation and amortization	(839,874)	(477,230)	(1,958,727)	(943,969)
Interest expense	(941,003)	(1,100,089)	(1,889,009)	(2,323,804)
Loss on extinguishment of long-term debt	—	(23,599)	—	(23,599)
Other income (expense), net	18,694	17,984	490,499	41,023
Income tax expense	(1,639,404)	(504,429)	(2,439,948)	(1,425,539)
Discontinued operations	—	2,371,165	—	4,569,754

Net income	$2,532,042	$3,021,289	$3,830,426	$3,704,161

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Beasley Broadcast Group, 8/7/15	page 7

Calculation of SOI – Discontinued Operations – Unaudited

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net revenue	$—	$11,734,791	$—	$22,998,631
Station operating expenses	—	(7,329,512)	—	(14,824,035)

SOI	$—	$4,405,279	$—	$8,174,596

Reconciliation of SOI to Net Income – Discontinued Operations – Unaudited

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
SOI	$—	$4,405,279	$—	$8,174,596
Depreciation and amortization	—	(139,520)	—	(279,343)
Other income (expense), net	—	(331,639)	—	(330,416)
Income tax expense	—	(1,562,955)	—	(2,995,083)

Net income	$—	$2,371,165	$—	$4,569,754

Calculation of SOI – Combined Operations

(continuing and discontinued operations) – Unaudited

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net revenue	$27,024,338	$25,875,785	$51,275,177	$50,095,054
Station operating expenses	(18,741,666)	(16,390,400)	(36,555,614)	(33,492,540)

SOI	$8,282,672	$9,485,385	$14,719,563	$16,602,514

Reconciliation of SOI to Net Income – Combined Operations

(continuing and discontinued operations) – Unaudited

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
SOI	$8,282,672	$9,485,385	$14,719,563	$16,602,514
Corporate general and administrative expenses	(2,302,888)	(2,342,619)	(4,742,035)	(4,617,623)
Radio station exchange transaction costs	(46,155)	—	(349,917)	—
Depreciation and amortization	(839,874)	(616,750)	(1,958,727)	(1,223,312)
Interest expense	(941,003)	(1,100,089)	(1,889,009)	(2,323,804)
Loss on extinguishment of long-term debt	—	(23,599)	—	(23,599)
Other income (expense), net	18,694	(313,655)	490,499	(289,393)
Income tax expense	(1,639,404)	(2,067,384)	(2,439,948)	(4,420,622))

Net income	$2,532,042	$3,021,289	$3,830,426	$3,704,161

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Beasley Broadcast Group, 8/7/15	page 8

Combined Operations – Unaudited

	Three Months Ended June 30, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$14,140,994	$11,734,791	$25,875,785

Operating expenses:
Station operating expenses	9,060,888	7,329,512	16,390,400
Corporate general and administrative expenses	2,342,619	—	2,342,619
Depreciation and amortization	477,230	139,520	616,750

Total operating expenses	11,880,737	7,469,032	19,349,769
Operating income	2,260,257	4,265,759	6,526,016
Non-operating income (expense):
Interest expense	(1,100,089)	—	(1,100,089)
Loss on extinguishment of long-term debt	(23,599)	—	(23,599)
Other income (expense), net	17,984	(331,639)	(313,655)

Income from continuing operations before income taxes	1,154,553	3,934,120	5,088,673
Income tax expense	504,429	1,562,955	2,067,384

Net income	650,124	2,371,165	3,021,289

	Six Months Ended June 30, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$27,096,423	$22,998,631	$50,095,054

Operating expenses:
Station operating expenses	18,668,505	14,824,035	33,492,540
Corporate general and administrative expenses	4,617,623	—	4,617,623
Depreciation and amortization	943,969	279,343	1,223,312

Total operating expenses	24,230,097	15,103,378	39,333,475
Operating income	2,866,326	7,895,253	10,761,579
Non-operating income (expense):
Interest expense	(2,323,804)	—	(2,323,804)
Loss on extinguishment of long-term debt	(23,599)	—	(23,599)
Other income (expense), net	41,023	(330,416)	(289,393)

Income from continuing operations before income taxes	559,946	7,564,837	8,124,783
Income tax expense	1,425,539	2,995,083	4,420,622

Net income (loss)	(865,593)	4,569,754	3,704,161

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Beasley Broadcast Group, 8/7/15	page 9

Pro Forma

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Reported net revenue	27,024,338	14,140,994	51,275,177	27,096,423
Exchange stations	—	14,613,975	(2,572)	28,692,106

Pro forma net revenue	27,024,338	28,754,969	51,272,605	55,788,529

Reported station operating expenses	18,741,666	9,060,888	36,555,614	18,668,505
Exchange stations	10,727	10,660,666	119,042	20,879,851

Pro-forma station operating expenses	18,752,393	19,721,554	36,674,656	39,548,356

Pro forma net revenue	27,024,338	28,754,969	51,272,605	55,788,529
Pro forma station operating expenses	18,752,393	19,721,554	36,674,656	39,548,356

Pro forma SOI	8,271,945	9,033,415	14,597,949	16,240,173

Reconciliation of Pro Forma SOI to Net Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Pro forma SOI	8,271,945	9,033,415	14,597,949	16,240,173
Pro forma net revenue adjustment	—	(14,613,975)	2,572	(28,692,106)
Pro forma station operating expenses adjustment	10,727	10,660,666	119,042	20,879,851
Corporate general and administrative expenses	(2,302,888)	(2,342,619)	(4,742,035)	(4,617,623)
Radio station exchange transaction costs	(46,155)	—	(349,917)	—
Depreciation and amortization	(839,874)	(477,230)	(1,958,727)	(943,969)
Interest expense	(941,003)	(1,100,089)	(1,889,009)	(2,323,804)
Loss on extinguishment of long-term debt	—	(23,599)	—	(23,599)
Other income (expense), net	18,694	17,984	490,499	41,023
Income tax expense	(1,639,404)	(504,429)	(2,439,948)	(1,425,539)
Discontinued operations	—	2,371,165	—	4,569,754

Net income	2,532,042	3,021,289	3,830,426	3,704,161

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